Exhibit 99.2


                              PEOPLES STATE BANK
                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT


      THIS AGREEMENT is made this 30th day of January, 2003, by and between PEOPLES STATE BANK, a state-chartered commercial bank, located in Wausau, Wisconsin (the "Bank"), and Peter W. Knitt (the "Executive").

                                 INTRODUCTION

      To encourage the Executive to remain an employee of the Bank, the Bank is willing to provide to the Executive a deferred compensation opportunity together with matching contributions by the Bank.

                                   AGREEMENT

      The Executive and the Bank agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

      Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

      1.1 "Cause" shall mean (i) the commission of an act or acts by Executive which results in a payment to the Bank or to PSB Holdings, Inc. ("PSB") of a claim filed by the Bank or PSB under a blanket banker fidelity bond policy as from time to time and at any time maintained; (ii) the intentional and continuing failure to perform his duties in accordance with standards or policies established, from time to time, or at any time, by the Bank, after a written demand for substantial performance is delivered to Executive by the Board of Directors of the Bank (the "Board") which specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties; (iii) the commission by Executive of any crime of moral turpitude, of dishonesty, of breach of trust, of theft, of embezzlement, of misapplication of funds, of unauthorized issuance of obligations or of false entries; (iv) any intentional, reckless, or negligent act or omission to act by Executive which results in the violation by Executive of any policy established by the Bank which is designed to insure compliance with applicable banking, securities, employment discrimination or other laws which causes or results in the Bank's violation of such laws, except any act done by Executive in good faith, as determined in the reasonable discretion of the Board, or which results in a violation of such policies or law which is, in the reasonable sole discretion of such Board, immaterial; and (v) any intentional, reckless, or negligent act or omission to act by Executive which results in a violation of an employment policy maintained by the Bank which is applicable to all other employees (for example, employment policies relating to the use of drugs or alcohol) and which, by the terms of such policy, is grounds for termination of employment.

      1.2   "Change of Control" shall be deemed to have occurred:

                  (i) when any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, excluding any employee benefit plan sponsored or maintained by PSB or any subsidiary of PSB (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of PSB or the Bank representing 30% or more of the combined voting power of the Bank's or PSB's then outstanding securities with respect to the election of the directors of the Bank or PSB; or

                  (ii) when, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors of the PSB (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least a majority of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this provision; or

                  (iii) the occurrence of a transaction requiring stockholder approval of the acquisition of the Bank by an entity other than PSB or a 50% or more owned subsidiary of PSB or shareholder approval of the acquisition of PSB through purchase of assets, or by merger, consolidation or otherwise, except in the case of a transaction pursuant to which, immediately after the transaction, PSB's shareholders immediately prior to the transaction own at least 60% of the combined voting power of the surviving entity's then outstanding securities with respect to the election of the directors of such entity solely be reason of such transaction; or

                  (iv)  the liquidation or dissolution of the Bank or PSB.

      1.3   "Code" means the Internal Revenue Code of 1986, as amended.

      1.4 "Compensation" means the total salary and bonus paid to the Executive during a calendar year.

      1.5 "Deferral Account" means the Bank's accounting of the Executive's accumulated Deferrals plus accrued interest.
                                       -2-
      1.6 "Deferrals" means the amount of the Executive's Compensation which the Executive elects to defer according to this Agreement.

      1.7 "Disability" means the Executive's physical or mental disability, if such disability either results in Executive receiving permanent disability payments pursuant to any group disability insurance policy or prevents Executive from the normal performance of his duties for a continuous period of at least six months.

      1.8   "Election Form" means the Form attached as Exhibit 1.

      1.9 "Return on Equity" for any calendar year means a percentage equal to the quotient determined by dividing (i) the Bank's net income for such year, determined without regard to unrealized gains or losses on investment securities of the Bank on a consolidated basis by (ii) the equity of the Bank as determined by the common stock, surplus, and undivided profits as reported on the balance sheet of the Bank on the last day of such year.

      1.10 "ROE Interest" means, with respect to each calendar year, interest at an annual rate equal to the remainder of (i) the Return on Equity for such calendar year minus (ii) 400 basis points.

      1.11 "Termination of Employment" means the Executive's termination of employment at the Bank for any reason.

                                   ARTICLE 2
                               DEFERRAL ELECTION

      2.1 Initial Election. The Executive shall make an initial deferral election under this Agreement by filing with the Bank a signed Election Form within 30 days after the date of this Agreement. The Election Form shall set forth the amount of Compensation to be deferred and shall be effective to defer only Compensation earned after the date the Election Form is received by the Bank. The minimum amount of deferral which may be deferred annually is $5,000. The maximum amount which may be deferred is 80% of base salary.

      2.2   Election Changes.

            2.2.1 Generally. Any deferral election under this Agreement shall remain in effect until a subsequent election has been filed in accordance with the terms of this Agreement. The Executive may modify the amount of Compensation to be deferred annually by filing a new Election Form with the Bank not less than 10 business days prior to the beginning of the calendar year in which the Compensation is to be deferred.

            2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the
                                       -3-
      control of the Executive occurs, the Executive, with the consent of the Bank, may reduce deferrals under this Agreement for the remainder of the calendar year.

                                   ARTICLE 3
                               DEFERRAL ACCOUNT

      3.1 Establishing and Crediting. The Bank shall establish a Deferral Account on its books for the Executive and shall credit to the Deferral Account the amounts provided in Sections 3.1.1 through 3.1.4.

            3.1.1 Deferrals. The Compensation deferred by the Executive pursuant to Section 2.1 as of the date the Compensation would have otherwise been paid to the Executive.

            3.1.2 Matching Contributions. A contribution by the Bank (and credited to the Deferral Account at the same time as the amounts credited to the Deferral Account under Section 3.1.1), in an amount equal to 20% of the compensation deferred by the Executive, subject to an annual maximum matching contribution of 3% of the Executive's base salary.

            3.1.3 Additional Contributions. A contribution by the Bank made on or before March 1 of each calendar year of an amount equal to the contribution for the immediately preceding plan year under the Bank's profit sharing and Section 401(k) plan or plans as from time to time in effect which would have been made to the Executive's account had the Compensation deferred pursuant to Section 2.1 during such plan year been paid to Executive during such plan year.

            3.1.4 Interest. On each March 1, up to and including the Basic Initial Payment Date (as defined in Section 4.1), interest at a rate equal to the ROE Interest for the immediately preceding calendar year earned through December 31 based on the average balance in the Deferral Account as of the last day of each calendar quarter of such prior year; provided, however, that:

            (i) On March 1 of the year following the year in which the Executive has incurred a Termination of Employment prior to December 31, the interest rate to be credited hereunder shall be a rate equal to (a) the ROE Interest for the immediately preceding calendar year multiplied by a percentage, the numerator of which is the number of days in the preceding year that the Executive was employed and the denominator of which is 365 and (b) at a rate equal to 8% per annum multiplied by a percentage, the numerator of which is the number of days in the preceding year that the Executive was not employed by the Bank and the denominator of which is 365, and
                                       -4-
            (ii) if the Executive has specified an Initial Payment Date other than the Executive's Basic Initial Payment Date, then interest at the rate of 8% per annum shall be credited under this Section 3.1.4 on each March 1 following such Basic Initial Payment Date.

      3.2 Statement of Account. The Bank shall provide to the Executive, within 120 days after each calendar year-end, a statement setting forth the Deferral Account balance.

                                   ARTICLE 4
                       DISTRIBUTION OF DEFERRAL ACCOUNT

      4.1 Initial Payment Date. The "Initial Payment Date" shall mean the later of (i) the March 1 following the last day of the calendar year in which occurs the Executive's Termination of Employment (the "Basic Initial Payment Date") or (ii) the March 1 specified by the Executive as the Initial Payment Date in a written election filed with the Bank not less than one year prior to his Termination of Employment, but in no event shall such "Initial Payment Date" be later than the first March 1 subsequent to the year in which the Executive's 65th birthday occurs.

      4.2   Ending Balance.

            4.2.1 Ending Balance. "Ending Balance" means the balance of the Deferral Account determined as of the Initial Payment Date reduced by (i) the unvested portion (as determined pursuant to Section 4.1.2) of the contributions made by the Company pursuant to Section 3.1.2 and any ROE Interest which has been credited to such contributions and (ii) if the Executive's Termination of Employment was for Cause, the sum of (a) all contributions by the Bank pursuant to Sections 3.1.2 and (b) any interest in excess of a rate of 4% per annum which has been credited pursuant to
      Section 3.1.4 on the deferrals of the Executive credited pursuant to
      Section 3.1.1 and Bank contributions credited pursuant to Section 3.1.2; provided, however, that clause (i) and (ii) shall not be applied cumulatively.

            4.2.2 Vesting. The unvested portion of the contributions made by the Bank pursuant to Section 3.1.2 and any ROE Interest which has been credited to such contributions shall be determined by subtracting from such contributions and interest an amount equal to the product of (i) all contributions made by the Company pursuant to Section 3.1.2 and all ROE Interest which has been credited to such contributions, multiplied by
      (ii) the Executive's Vesting Credit Points, not in excess of 1. The Executive shall earn .2 Vesting Credit Points as of each December 31 on which he is employed. Notwithstanding any other provision of this Agreement, upon the occurrence of a Change of Control, the Executive shall be fully vested in the contributions made by the Bank pursuant to
      Section 3.1.2 and any ROE Interest which has been credited to such contributions.
                                       -5-
      4.3 Distribution. On the Initial Payment Date, distribution of the Ending Balance shall be made in cash in accordance with the following:

            4.3.1 Automatic Form of Payment.  In 120 monthly installments
      beginning on   the Initial Payment Date in an amount equal to the amount
      necessary to amortize the repayment of a loan in an amount equal to the Ending Balance in 120 monthly payments at an interest rate of 8% per annum with payments being made on the first day of each monthly period.

            4.3.2 Death Benefit. In the event that the Executive dies before receiving payment of the entire amount to which he is entitled under this Agreement, the unpaid balance shall be paid in a lump sum or in installments, as specified in the Executive's most recent election in accordance with the provisions of Section 4.3.4, to the Beneficiary of such Participant. If a Beneficiary dies after the Executive's death, but before receiving the entire payment of the Beneficiary's portion of the amount to which the Executive was entitled under this Agreement, the portion of the unpaid balance which such Beneficiary would have received if he had not died shall be paid in a lump sum to such Beneficiary's estate unless the Executive designated otherwise.

            4.3.3 Elective Forms of Distribution. The Executive may elect, (i) before the first day of each calendar year, (ii) subject to the provisions of Section 4.3.4, and (iii) prior to his Termination of Service, that payment of the Executive's Ending Balance shall be made in one of the following forms:

            (i) in 60 monthly installments beginning on the Initial Payment Date in an amount equal to the amount necessary to amortize the repayment of a loan in an amount equal to the Ending Balance in 60 monthly payments at an interest rate of 8% per annum with payments being made on the first day of each monthly period; or

            (ii)  in a lump sum, payable on the Initial Payment Date.

      Any election filed pursuant to this Section 4.3.3 shall be effective as of the first day of the first calendar year which begins next subsequent to the calendar year in which such election has been made.


            4.3.4 Early Distribution Upon Voluntary Termination of Employment. Notwithstanding any other provision of this Agreement, in the event the Executive incurs a voluntary Termination of Employment and is subsequently employed by another bank, savings and loan association, credit union, bank holding company, or other financial institution of any kind, then, within 60 days of the Bank acquiring knowledge of such employment, the Bank shall, in lieu of any other amounts which may otherwise have become due the Executive under this Agreement, distribute the Voluntary Termination
                                       -6-
      Value of the Executive's Deferral Account in 60 monthly installments in an amount equal to the amount necessary to amortize the repayment of a loan in an amount equal to the Voluntary Termination Value of the Executive's Deferral Account in 60 monthly payments at the interest rate being paid by the Bank on 5-year certificates of deposit as of the date immediately preceding the initial monthly installment (the "CD Rate") with payments being made on the first day of each monthly period. For purposes of this Section 4.3.4, the term "Voluntary Termination Value of the Executive's Deferral Account" means (i) an amount equal to the Executive's Deferral Account as of the December 31 on which he was last employed by the Bank (including interest credited on the subsequent March
      1) and (ii) interest on the amount determined in (i) at a rate of equal to the CD Rate from such December 31 through the day next preceding the date on which the initial monthly installment is made to the Executive.

      4.4 Hardship Distribution. Upon the Board of Director's determination (following petition by the Executive) that the Executive has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Bank shall distribute to the Executive all or a portion of the Deferral Account balance as determined by the Bank, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                   ARTICLE 5
                                 BENEFICIARIES

      5.1 Beneficiary Designations. The Executive shall designate a Beneficiary by filing a written designation with the Bank. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Bank during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the Beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid Beneficiary designation, all payments shall be made to the Executive's estate.

                                   ARTICLE 6
                                 MISCELLANEOUS

      6.1 No Assignment. Executive's rights and any amounts payable hereunder may not be voluntarily or involuntarily sold or assigned, and shall not be subject to any attachment, levy or garnishment.

      6.2 No Right of Employment. This Agreement is not a contract of employment and does not limit in any way the right of the Bank to discharge Executive with or without cause, subject, however to the terms of any employment agreement then in effect.

      6.3 Unsecured Claims. The Bank shall not be obligated to reserve or otherwise set aside funds for the payment of its obligations hereunder, and the rights of Executive under this
                                       -7-
Agreement shall be an unsecured claim against the general assets of the Bank. All amounts due Executive or Beneficiaries under this Agreement shall be paid out of the general assets of the Bank.

      6.4 Claims Procedure. The claims procedure set forth in the Bank's principal retirement plan qualified under Section 401(a) of the Code, or any successor to such plan is incorporated herein by this reference as the claims procedure for this Agreement.

      6.5 Agreement Administrator. The administrator and named fiduciary of the Agreement shall be the Bank. The Board shall have all powers necessary to administer this Agreement, including all powers of interpretation and the effectiveness of elections.

      6.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of (i) the Executive and his personal representatives and heirs and any other person or persons or organization or organizations succeeding to any of his rights or benefits hereunder, and (ii) the Bank and its successors and assigns.

      6.7 Amendment and Termination. This Agreement may not be amended without the written consent of the Bank and Executive, provided, however, that Bank may amend or terminate this Agreement at any time with respect to future deferrals or Bank contributions otherwise provided for herein, but any such amendment or termination shall be without prejudice to Executive's right with respect to any amounts previously credited or the interest rate to be credited on such previously accrued amounts.

      6.8 Tax Withholding. The Bank shall withhold any taxes that are required to be withheld from the amounts to be paid under this Agreement or otherwise in connection with Executive's Compensation.

      6.9 Applicable Law. The Agreement and all rights hereunder shall be governed by the internal laws of the state of Wisconsin without application of the principles of conflicts of law, except to the extent preempted by the laws of the United States of America.

      IN WITNESS WHEREOF, the Executive and a duly authorized Bank officer have signed this Agreement.

Executive:                                 Bank:
                                           PEOPLES STATE BANK


PETER W. KNITT                             By    DAVID A. SVACINA
Peter W. Knitt                             Title David A. Svacina
                                           As Its Executive Vice President
                                       -8-

                                   EXHIBIT 1
                                      TO
                              PEOPLES STATE BANK
                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT

                               DEFERRAL ELECTION

I elect to defer my Compensation received under this Agreement with the Bank, as follows:

                              AMOUNT OF DEFERRAL

                   [INITIAL AND COMPLETE ONE]

                   _____ I elect to defer ____% of my
                         Compensation.

                   _____ I elect to defer $______ of my
                         Compensation.

                   _____ I elect not to defer any of my
                         Compensation.

      I understand that I may change the amount and duration of my deferrals by filing a new election form with the Bank; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Bank.

Signature _________________________________

Date      _________________________________


Received by the Bank this ________ day of ___________________, 200__.

By _________________________________

Title ______________________________

                            BENEFICIARY DESIGNATION

                              PEOPLES STATE BANK
                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT

I designate the following as beneficiary of benefits under this Agreement payable following my death:


Primary: _________________________________________________________________

__________________________________________________________________________

Contingent: ______________________________________________________________

__________________________________________________________________________

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE(S) AND THE EXACT NAME AND DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature _________________________________

Date ______________________________________



Received by the Bank this ________ day of ___________________, 200__.


By _______________________________________

Title ____________________________________

                              PEOPLES STATE BANK
                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT

                            DESIGNATION OF ELECTION


      I, ____________________________, hereby make the following elections pursuant to Section 4.3.3 of the Executive Deferred Compensation Agreement dated _________________________, 200_ between Peoples State Bank and me (the "Agreement").

1.    FORM OF PAYMENT

      (box) My Deferral Account shall be paid in 120 monthly installments in accordance with the terms of the Agreement (the Automatic Form of Payment).

      (box) My Deferral Account shall be paid in 60 monthly installments in accordance with the terms of the Agreement.

      (box) My Deferral Account shall be paid in a lump sum in accordance with the terms of the Agreement.

2.    COMMENCEMENT DATE (OPTIONAL)

      (box) The Initial Payment Date of my Deferral Account shall be March 1, _________ (you may not specify a March 1 later than the first March 1 following the year in which you reached age 65).

      All terms used herein and which are defined in the Agreement shall have the respective meanings ascribed thereto in the Agreement.


Date: ____________, 20__.  Signature:_______________________